EXHIBIT (e)(4)

                                     FORM OF
                                    AMENDMENT
                            DATED [FEBRUARY 17, 2006]
                                       TO
                             DISTRIBUTION AGREEMENT
                           DATED DECEMBER 16, 2003 AND
                          AS AMENDED FEBRUARY 11, 2005
                                     BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.

                                     FORM OF
                                  AMENDMENT TO
                                    EXHIBIT A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                           DATED DECEMBER 16, 2003 AND
                      AS AMENDED FEBRUARY 11, 2005 BETWEEN
                                 RYDEX ETF TRUST
                                       AND
                            RYDEX DISTRIBUTORS, INC.

The following amendment is made to EXHIBIT A of the Distribution Agreement between Rydex ETF Trust (the "Trust") and Rydex Distributors, Inc., dated December 16, 2003, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

EXHIBIT A of the Agreement is amended, effective [February 17, 2006], to read as follows:

                                    EXHIBIT A

FUND                                                   SYMBOL
----                                                   ------

S&P Equal Weight ETF                                   RSP
Rydex Russell Top 50 ETF                               XLG
RYDEX S&P 500 PURE GROWTH ETF                          XXX
RYDEX S&P 500 PURE VALUE ETF                           XXX
RYDEX S&P MIDCAP 400 PURE GROWTH ETF                   XXX
RYDEX S&P MIDCAP 400 PURE VALUE ETF                    XXX
RYDEX S&P SMALLCAP 600 PURE GROWTH ETF                 XXX
RYDEX S&P SMALLCAP 600 PURE VALUE ETF                  XXX

                          ADDITIONS ARE NOTED IN BOLD.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the [17th day of February, 2006].

                                           RYDEX ETF TRUST

                                           By:
                                              ------------------------------
                                           Name:  Carl G. Verboncoeur
                                           Title: President


                                           RYDEX DISTRIBUTORS, INC.

                                           By:
                                               -----------------------------
                                           Name:  Carl G. Verboncoeur
                                           Title: Chief Executive Officer